SECTION 906 CERTIFICATION

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Name of Issuer:	USAA MUTUAL FUNDS TRUST

S&P 500 Index Fund Reward Shares

S&P 500 Index Fund Member Shares

Total Return Strategy Fund Shares

Total Return Strategy Fund Institutional Shares

Real Return Fund Shares

Real Return Fund Institutional Shares

Extended Market Index Fund

Nasdaq – 100 Index Fund

Nasdaq – 100 Index Fund R6 Shares

Ultra Short-Term Bond Fund Shares

Ultra Short-Term Bond Fund Institutional Shares

Ultra Short-Term Bond Fund Shares R6 Shares

Global Managed Volatility Fund Shares

Global Managed Volatility Fund Institutional Shares

Flexible Income Fund Shares

Flexible Income Fund Institutional Shares

Flexible Income Fund Adviser Shares

Target Retirement Income Fund

Target Retirement 2020 Fund

Target Retirement 2030 Fund

Target Retirement 2040 Fund

Target Retirement 2050 Fund

Target Retirement 2060 Fund

In connection with the Annual Reports on Form N-CSR (Reports) of the above-named issuer for the Funds listed above for the period ended December 31, 2017, the undersigned hereby certifies, that:

1.The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.

Date: 03/02/2018	/S/ DANIEL S. MCNAMARA
________________	___________________________________
Daniel S. McNamara
President

SECTION 906 CERTIFICATION

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Name of Issuer:	USAA MUTUAL FUNDS TRUST

S&P 500 Index Fund Reward Shares

S&P 500 Index Fund Member Shares

Total Return Strategy Fund Shares

Total Return Strategy Fund Institutional Shares

Real Return Fund Shares

Real Return Fund Institutional Shares

Extended Market Index Fund

Nasdaq – 100 Index Fund

Nasdaq – 100 Index Fund R6 Shares

Ultra Short-Term Bond Fund Shares

Ultra Short-Term Bond Fund Institutional Shares

Ultra Short-Term Bond Fund Shares R6 Shares

Global Managed Volatility Fund Shares

Global Managed Volatility Fund Institutional Shares

Flexible Income Fund Shares

Flexible Income Fund Institutional Shares

Flexible Income Fund Adviser Shares

Target Retirement Income Fund

Target Retirement 2020 Fund

Target Retirement 2030 Fund

Target Retirement 2040 Fund

Target Retirement 2050 Fund

Target Retirement 2060 Fund

In connection with the Annual Reports on Form N-CSR (Reports) of the above-named issuer for theFunds listed above for the period ended December 31, 2017, the undersigned hereby certifies, that:

1.The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.

Date: 03/02/2018	/S/ ROBERTO GALINDO, JR.
________________	__________________________________
Roberto Galindo, Jr.
Treasurer